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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                        ______________________________

                                   FORM 8-K
                          _________________________

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  August 3, 2006



                        CARRINGTON LABORATORIES, INC.

            (Exact name of Registrant as specified in its charter)



               Texas                    0-11997             75-1435663
  -------------------------------     ----------         ----------------
  (State or other jurisdiction of     Commission         (I.R.S. Employer
  incorporation or organization)      File Number       Identification No.)


          2001 Walnut Hill Lane
              Irving, Texas                                   75038
 ----------------------------------------                   ----------
 (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code:  (972) 518-1300


                                Not applicable
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 2.02.     Results of Operations and Financial Condition.

 On August 3, 2006, the Registrant issued a press release reporting its financial results for the quarter ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and will be published on the Registrant's website at www.carringtonlabs.com. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02 and in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").


 Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

    (d) On August 3, 2006, the board of directors of the Registrant approved the submission of an application to transfer from the Nasdaq Global Market to The Nasdaq Capital Market. If the application for transfer is accepted by Nasdaq, the Registrant expects to begin trading under its current stock symbol, CARN, on The Nasdaq Capital Market by mid-August 2006.


 Item 9.01.  Financial Statements and Exhibits.

    (d) Exhibits.

      In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act.

      EXHIBIT
      NUMBER            DESCRIPTION
      ------            -----------
       99.1             Press release dated August 3, 2006


                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               CARRINGTON LABORATORIES, INC.



 Date:  August 3, 2006         By: /s/ Carlton E. Turner
                               -------------------------------------
                               Carlton E. Turner, Ph.D., D.Sc.
                               President and Chief Executive Officer

                              INDEX TO EXHIBITS

      Exhibit
      Number    Description
      ------    -----------
       99.1     Press Release dated August 3, 2006.